LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP Western Asset Core Bond Fund

Supplement Dated August 1, 2025

to the Summary and Statutory Prospectuses dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Statutory and Summary Prospectuses for the LVIP Western Asset Core Bond Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

At a meeting held on June 3-4, 2025, of the Board of Trustees (“Board”) of the Trust, the Board approved an Agreement and Plan of Reorganization to merge the Fund with and into the LVIP Franklin Templeton Core Bond Fund, formerly known as LVIP Macquarie Bond Fund, (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for contract holders. More information about the Acquiring Fund and the definitive terms of the proposed Reorganization will be included in proxy materials.

The Reorganization is subject to certain conditions, including approval by shareholders of the Fund. Proxy materials regarding the Reorganization will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, who are shareholders of the Fund, as of the close of business on July 31, 2025 (“Record Date”). A meeting of shareholders, as of the Record Date, to consider the Reorganization is scheduled to be held on or about October 30, 2025, and the Fund’s Reorganization is expected to be completed on or about October 31, 2025 (“Closing Date”).

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. The prospectus/proxy statement contains important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement is also available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the Reorganization proposal.

Transfers in and out of the Funds. At any time prior to the Closing Date, contract owners may transfer out of the Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment within your product and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE